 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________
FORM 8-K
 ______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2018 (June 6, 2018)
______________________________________________________
ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Offering of Unsecured Convertible Note

On June 6, 2018, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”) sold and issued to BayBridge Capital Fund LP (“Investor”) a $315,000 aggregate principal amount unsecured original issue discount note (the “Note”) in exchange for $260,000 of gross proceeds.

Terms of the Note

The Note will mature on December 6, 2018. Principal and interest on the Note will be payable in a lump sum on December 6, 2018.

The Note will bear interest at a rate of 12% per annum.

The Note contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Note, and (ii) bankruptcy or insolvency of the Company.

The Note is not convertible.

The Note is not secured.

The foregoing description of the Note is a summary and is qualified in its entirety by reference to the document attached hereto as Exhibit 10.1, which document is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 11, 2018. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 - Election of one Class 1 director to serve until the 2021 annual meeting of stockholders and their successors have been elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Dr. Amit Kumar	9,850,377,974	189,335,668	6,730,259,718

The director nominee was duly elected.

Proposal 2 - Ratification of appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain	Broker Non-Votes
15,387,995,731	1,071,452,938	310,524,691	0

Proposal 2 was approved.

Proposal 3 - Non-binding advisory approval of the compensation of our executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,400,790,809	516,409,541	122,513,292	6,730,259,718

Proposal 3 was approved.

Proposal 4 - Amendment to the Certificate of Incorporation to authorize a reverse stock split.

Votes For	Votes Against	Abstain	Broker Non-Votes
13,429,708,406	3,182,660,037	157,604,917	0

Proposal 4 was approved.

Proposal 5 - Adjournment.

Votes For	Votes Against	Abstain	Broker Non-Votes
13,301,891,835	3,247,814,145	220,267,380	0

Proposal 5 was approved.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Unsecured Promissory Note dated June 6, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

June 12, 2018	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer